UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172

Exact name of registrant as specified in charter:	World Funds Trust

Address of principal executive offices:	8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Name and address of agent for service	The Corporation Trust Co.,
Corporation Trust Center,
1209 Orange St.,
Wilmington, DE 19801

With Copy to:

John H. Lively
The Law Offices of
John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway, Ste. 310
Leawood, KS 66211

Registrant’s telephone number, including area code:	(804) 267-7400

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2015

Item #1. Reports to Stockholders.

INDEX	Strategic Latin America Fund

STRATEGIC

LATIN AMERICA FUND

Annual Report to Shareholders

For the Year Ended
March 31, 2015

Dear Shareholder:

As we look back on the events that transpired in the last year, I would like to share with you the following:

On May 3, 2015 we will reach our fifth year of operations. Strategic Latin America Fund (SLATX) was launched with the intention of providing an investment vehicle to those investors seeking investment alternatives in the Latin American Region – all the way from Mexico to Argentina, excluding the Caribbean. As such, our intention was and is to include both asset classes – fixed income and equities – in one single investment product.

We continue to believe that SLATX’s flexible investment strategy coupled with the fact that our entire investment management team - born and raised in the Region, currently based “on the ground” - provides a unique perspective, a unique view. We also believe that although the Region is physically and economically connected, each country must be treated and analyzed as a separate component. That is, anticipating when to over-weigh a country, anticipating when to under-weigh a sector, anticipating when equities are priced more attractively and anticipating when fixed income offers a more attractive investment. We continue to believe that investment opportunities can be found in the Region, across different asset classes, countries, sectors, currencies and along the different stages of each particular economic or business cycle.

As in previous years, efforts were made to have at least 80% of the portfolio invested in the Latin American Region, though investments were not made in all countries that make up the Region. We moderately invested the remaining portion of the Fund`s portfolio that was not allocated to the Region in US markets as well as securities we found attractive in the European markets. A more detailed composition of the portfolio holdings can be found in the Schedule of Investments.

This last fiscal year showed a shift in the dynamics of the global economy in general. Political unrest, social turmoil and the adoption of drastic monetary measures on behalf of certain governments added to the volatility of almost all international capital markets. Perhaps the event that had the most repercussions across emerging markets and developed markets alike is related to the US Fed’s decision to end economic stimulus by finalizing their quantitative easing, or “QE” program as was announced in October of 2014. This could have been seen as a sign that the American economy is growing with more jobs creation and increased US consumption; therefore, the possibility of an increase of interest rates in the near term began to gain more traction. The main adverse condition we assessed was not only a decrease in the prices of bonds to allow for higher reference interest rates, but rather the unprecedented levels of funds flowing out of markets (Latin America included) back to the US in search of investment alternatives. The sustained and drastic outflows of funds lead to a selloff of risky assets and a drastic depreciation of currencies, reducing the relative value of investments. To this day, the outflow of funds has decreased but it has not reversed on the same direction. Finally, it is worth mentioning that despite these external shocks, almost all of the sovereign debt and corporate debt in Latin America maintained or even improved its credit rating, leading to believe that the valuations were more of a reaction to a change in US policy rather than the underlying fundamentals.

More specifically to the Latin America Region, we have seen drops in the prices of minerals (lead mainly by iron ore, gold, silver and copper) coupled with a slowdown in overall demand for commodities by China. Another important factor which had negatives effects on the region was the continuous decline in the price of oil. Countries like Brazil, Peru and Chile have suffered a profound impact for the drop in minerals and the demand from China. Colombia and Mexico countries which depend heavily on oil exports were affected by the slump in oil prices. Also it is worth mentioning that during this last fiscal year the new administration in Mexico placed projects on hold, negatively affecting the homebuilding, construction, infrastructure, telecommunications and financial sectors. We also note that even though we have no investments in several countries within the Region, the spillover effects of the challenges faced by some administrations affected the revenues generated by international companies that derive revenues from these markets. Overall, however, we witnessed firsthand the maturity and pro-activeness demonstrated by Latin America as a whole via the deployment of monetary and fiscal policies to spur economic growth while mitigating external shocks.

Our portfolio turnover rate for the past year was 437.65%, which we believe is moderate given the dynamic conditions found in the Region. A portion of the portfolio turnover rate can also be attributed to the shifts in relative over-weighing or relative under-weighing a specific asset class. Since inception of the fund until the middle of 2014 the Fund had more exposure on Fixed Income securities there was a reallocation process where we have been switching from fixed income to equities which is another reason for the turnover.

We would like to mention that we monitor exchange rates frequently throughout the day and periodically conduct trend analysis to interpret general headings. Due to the low prices of commodities and given that the Region is rich in commodities and precious metals, the Region as a whole has undergone a significant depreciation of their local currency during the past 6-8 months.

Given our flexible investment approach regarding asset allocation, the blended benchmark we have selected is composed by a weighting of 65% Credit Suisse Latin America Corporate Bond Index and 35% MSCI EM Latin America IMI Index. In this regard, the Fund’s performance of -5.57% for the year ended March 31, 2015 performed competitively, higher by 268 bps compared to the blended benchmark which returned - 8.13% for the last year. Specifically, the Credit Suisse Latin America Corporate Bond Index had a return of 0.27% last year while the MSCI EM Latin America IMI Index returned - 23.74% for the same period.

Putting it all together, global Central Bank stimulus continues to be a pivotal factor in our appetite for risk across equities, credit and rates in Latin America. The European Central Bank, Bank of Japan and People Bank of China continue with extraordinary accommodation geared to stimulating domestic demand that we believe will benefit Latin America assets. The tightening bias in the US will likely be gradual, making Latin America assets increasingly attractive relative to other emerging markets and most developed markets. The Region maintains a competitive labor market for manufacturing as well as commodity exports that continue to take market share from many developed countries. We look forward to providing our investors with prudent risk management as we seek to capitalize on these opportunities.

We appreciate you being a shareholder!

Sincerely,

Mauricio Alvarez
Portfolio Manager of Strategic Latin America Fund & C.E.O. of Strategic Asset Management, Ltd.
La Paz, Bolivia

The views in this letter were as of March 31, 2015 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Mutual fund investing involves risk, including the potential loss of principal. Small- and mid-cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return. For a complete description of risks associated with the Fund please refer to the prospectus.

The MSCI EM Latin America Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of emerging markets in Latin America. The MSCI EM Latin America Index consisted of the following 5 emerging market country indices: Brazil, Chile, Colombia, Mexico, and Peru. It is not possible to invest directly in an index.

The Credit Suisse Latin America Corporate Bond Index is a diversified basket of liquid, tradable Latin American corporate bond issues that are denominated in US dollars.

Important Disclosure Statements

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund’s prospectus by calling 1-800-673-0550. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-673-0550.

Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of March 31, 2015 and are subject to change at any time.

The opinions presented in this document are those of the portfolio manager as of the end of this period and may change at any time. Information contained in this document was obtained from sources deemed to be reliable, but no guarantee is made as to the accuracy of such information. Nothing presented in this document may be construed as an offer to purchase or sell any security.

	Class A Shares

	Total Return	Average Annual Return

	One Year	Three Years
	Ended	Ended	Since Inception
	3/31/2015	3/31/2015	5/3/2010 to 3/31/2015

Strategic Latin America Fund
without load	(5.57%)	(4.02%)	(0.88%)
with load	(11.01%)	(6.51%)	(2.07%)
MMSCI EM Latin America IMI Index	(23.74%)	(9.67%)	(9.92%)
Credit Suisse Latin America Corporate
Bond Index	0.27%	3.79%	5.51%
Custom Strategic Blended Index	(8.13%)	(3.18%)	0.11%

Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

The MSCI EM Latin America IMI Index is a free float-adjusted market capitalization weighted index that is to measure the equity market performance of emerging markets in Latin America. The Credit Suisse Latin America Corporate Bond Index is a diversified basket of liquid, tradable Latin American Corporate Bond issues that are denominated in U.S. dollar. The Custom Strategic Blended Index is composed of a 65% weighting in the Credit Suisse Latin America Corporate Bond Index and a 35% weighting in the MSCI EM Latin America IMI Index.

Returns do not include dividends and distributions and are expressed in US$.

STRATEGIC LATIN AMERICA FUND
SCHEDULE OF INVESTMENTS
March 31, 2015

Number
of		% of
Shares	Security Description	Net Assets	Fair Value

	CORPORATE BONDS	31.75%

	BRAZIL	6.05%
400,000	Banco BTG Pactual S.A. 4.88%, 7/8/2016**		$410,500
250,000	BCO Votorantim 5.25% , 2/11/16		252,500
100,000	Braskem International Ltd. 9.38%, 6/1/2015		98,506
701,000	Tam Capital Inc., 7.375%, 4/25/2017**		728,164

			1,489,670

	CANADA	0.80%
200,000	Kinross Gold Corp. 3.625%, 9/1/16		198,122

	CAYMAN ISLANDS	2.83%
200,000	Agromercantil SNR 6.25%, 4/10/19		204,740
500,000	Petrobras International Finance 8.00%, 10/1/17		491,690

			696,430

	COLUMBIA	0.63%
154,000	Bancolombia 5.125%, 9/11/22		155,987

	COSTA RICA	0.83%
200,000	Banco Nal CR 4.875%, 11/1/18**		203,240

	EL SALVADOR	2.12%
500,000	Telemovil Finance co., Ltd. 8.00%, 10/1/2017**		522,500

	GERMANY	0.42%
100,000	Dresdner Bank AG 7.25%, 9/15/2015		102,465

	MEXICO	13.07%
700,000	Controladora Mabe SA de CV 6.50%, 12/15/2015**		722,400
8,490,000	Mexican Bonos 7.25%, 12/15/2016		588,372
21,645,400	Mexican Bonos 8.00%, 12/17/2015		1,465,852
5,966,600	Mexican Bonos 8.50%, 12/13/2018		437,936

			3,214,560

	PANAMA	0.85%
200,000	AES Panama SA 6.35%, 12.21.16		208,400

	PERU	4.15%
750,000	Banco de Credito del Peru 4.75%, 3/16/2016**		774,375
250,000	Camposol SA 9.875%, 2/2/17		246,875

			1,021,250

	TOTAL CORPORATE BONDS	31.75%	7,812,624

	(Cost: $8,199,853)

STRATEGIC LATIN AMERICA FUND
SCHEDULE OF INVESTMENTS
March 31, 2015
(continued)

Number
of		% of
Shares	Security Description	Net Assets	Fair Value

	COMMON STOCK	40.98%

	BRAZIL	4.27%
40,000	AMBEV SA ADR		$230,400
140,000	Gol Linhas Aereas Inteligentes SA		340,200
85,000	Vale SA ADR		480,250

			1,050,850

	CHILE	2.34%
1,191,335	Banco de Chile		133,517
400,000	Colbun SA		118,168
40,300	Latam Airlines Group SA ADR**		324,818

			576,503

	COLOMBIA	2.08%
302	Avianca Holdings SA Spon ADR*		3,419
50,000	Avianca Holdings SA		70,481
15,000	Banco Davivienda		145,961
400	BanColombia SA ADR		15,732
151,177	Conconcreto		70,646
130,576	Empresa de Energia de Bogota SA ESP		81,610
137,060	Grupo Aval Acciones y Valores		61,413
10,700	Organizacion Terpel SA		61,731

			510,993

	MEXICO	16.07%
50,448	Alfa SAB DE CV		101,865
159,998	Cemex SAB de CV ADR**		1,515,181
120,000	Corp Immobiliaria Vesta SAB de CV		223,031
124,885	Empresas ICA SAB de CV ADR**		407,125
27,815	GPO Fin Banorted		161,418
9,000	Gruma SAB De CV		114,253
79,500	Groupo Fiananciero Santander Mexico SAB de CV - Class B ADR		868,140
6,000	Grupo Televisa		198,060
150,500	Hoteles City Express*		229,990
51,405	Mexichem SAB De CV		134,263

			3,953,326

	PERU	4.68%
133,369	BBVA Banco Continental SA		186,928
93,312	Cia de Minas Buenaventura SA ADR**		945,251
152,006	Corp Aceros Arequipa SA		18,654

			1,150,833

STRATEGIC LATIN AMERICA FUND
SCHEDULE OF INVESTMENTS
March 31, 2015
(continued)

Number
of		% of
Shares	Security Description	Net Assets	Fair Value

	SPAIN	5.08%
167,727	Banco Santander SA ADR**		$1,249,566

	UNITED STATES	6.46%
36,000	Bank of America Corp.		554,040
2,500	CBS Corp.		151,575
4,500	Detla Air Lines Inc.		202,320
10,000	Metlife Inc.		505,500
96	Southern Copper corp.		2,801
1,800	United Parcel		174,492

			1,590,728

	TOTAL COMMON STOCKS	40.98%	10,082,799

	(Cost: $14,434,035)

	EXCHANGE TRADED FUNDS	7.98%
30,000	Ipath S&P 500 VIX*		768,900
17,500	Ishares MSCI Brazil		548,975
11,120	Ishares MSCi Mexico		644,515

			1,962,390

	TOTAL EXCHANGE TRADES FUNDS	7.98%	1,962,390

	(Cost: $2,029,140)

	SHORT TERM INVESTMENTS	25.62%
6,302,292	UMB Money Market Fiduciary, 0.01%		6,302,292

	(Cost: $6,302,292)

	CALL OPTION	0.01%
150	EWZ 10/17/2015 C34		1,800

	(Cost: $2,481)

	TOTAL INVESTMENTS
	(Cost: $30,967,801)	106.34%	26,161,905

	Liabilities in excess of other assets	-6.34%	(1,559,780)

	NET ASSETS	100.00%	$24,602,125

STRATEGIC LATIN AMERICA FUND
SCHEDULE OF INVESTMENTS
March 31, 2015
(continued)

Number
of		% of
Shares	Security Description	Net Assets	Fair Value

	SECURITIES SOLD SHORT	-0.89%

	PUT OPTION	-0.09%
-70	AAL 5/15/2015 P50*		(12,250)
-100	EWW 10/17/2015 P58*		(10,400)

	(Proceeds: $15,648)		(22,650)

	COMMON STOCKS

	MEXICO	-0.80%
(60,000)	Empresas ICA S.A.B. de C.V.		(195,600)

	TOTAL COMMON STOCKS SOLD SHORT	-0.80%	(195,600)

	(Proceeds: $193,722)

	TOTAL SECURITIES SOLD SHORT	-0.89%	$(218,250)

	(Proceeds: $209,370)

*Non-income producing (security is considered non-income producing if at least one dividend has not been paid during the first year preceeding the date of the Fund’s related statement of assets and liabilities).

** All or a portion of position is segregated as collateral for borrowings. The segregated market value of collateral is $5,544,564.

ADR-Security represented is held by the custodian bank in the form of American Depository Receipts.

See Notes to Financial Statements

STRATEGIC LATIN AMERICA FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2015

ASSETS
Investments at fair value (identified cost of $30,967,801) (Note 1)	$26,161,905
Cash	11,570
Cash deposits with brokers for securities sold short	861,596
Receivable for securities sold	46,596
Receivable for capital stock sold	500
Dividends and interest receivable	141,726
Prepaid expenses	8,352

TOTAL ASSETS	27,232,245

LIABILITIES
Securities sold short at fair value (identified proceeds $193,722)	195,600
Put options sold short at fair value (identified proceeds $15,648)	22,650
Payable for securities purchased	2,373,673
Accrued advisory fees	2,915
Accrued 12b-1 fees	4,672
Accrued custody fees	7,087
Accrued administration and transfer agent fees	2,375
Accrued professional fees	16,758
Other accrued expenses	4,390

TOTAL LIABILITIES	2,630,120

NET ASSETS	$24,602,125

Net Assets Consist of:
Paid-in-capital applicable to 3,175,290 no par value shares of
beneficial interest outstanding	$32,191,586
Accumulated net investment income (loss)	(34,049)
Accumulated net realized gain (loss) on investments	(2,739,477)
Net unrealized appreciation (depreciation) of investments and foreign currency	(4,815,935)

Net Assets	$24,602,125

NET ASSET VALUE PER SHARE
($24,602,125 / 3,175,290 shares outstanding)	$7.75

See Notes to Financial Statements

STRATEGIC LATIN AMERICA FUND
STATEMENT OF OPERATIONS
Year ended March 31, 2015

INVESTMENT INCOME
Dividend	$211,807
Interest	271,744

Total investment income	483,551

EXPENSES
Investment management fees (Note 2)	307,789
12b-1 fees (Note 2)	69,952
Recordkeeping and administrative services (Note 2)	32,886
Accounting fees (Note 2)	54,268
Custody fees	39,414
Transfer agent fees (Note 2)	41,673
Professional fees	40,461
Filing and registration fees (Note 2)	14,037
Trustee fees	3,401
Compliance fees	8,762
Shareholder servicing and reports	19,406
Insurance	1,000
Dividend expense	23,851
Other	6,176

Total expenses	663,076
Management fee waivers and reimbursed expenses (Note 2)	(135,621)

Net Expenses	527,455

Net investment income (loss)	(43,904)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(588,351)
Net realized gain (loss) on short positions	622,665
Net realized gain (loss) on options	141,553
Net realized gain (loss) on options written	34,252
Net realized gain (loss) on foreign currency transactions	(58,813)
Net increase (decrease) in unrealized appreciation (depreciation) of investments	(1,485,465)
Net increase (decrease) in unrealized appreciation (depreciation) of short positions	(1,878)
Net increase (decrease) in unrealized appreciation (depreciation) on options	(681)
Net increase (decrease) in unrealized appreciation (depreciation) on options written	(7,002)
Net increase (decrease) in unrealized appreciation (depreciation) of foreign currency	(1,462)

Net realized and unrealized gain (loss) on investments	(1,345,182)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(1,389,086)

STRATEGIC LATIN AMERICA FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year ended		Year ended
	March 31, 2015		March 31, 2014

Increase (decrease) in Net Assets

OPERATIONS
Net investment income (loss)	$(43,904)		$536,771
Net realized gain (loss) on investments, short positions and foreign currency transactions	151,306		(2,264,957)
Net increase (decrease) in unrealized appreciation (depreciation) of investments and foreign currency	(1,496,488)		(2,360,633)

Increase (decrease) in net assets from operations	(1,389,086)		(4,088,819)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(75,411)		(603,260)
Net realized gain	-		(753,139)

Decrease in net assets from distributions	(75,411)		(1,356,399)

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold	223,735		1,124,122
Distributions reinvested	68,678		1,204,724
Shares redeemed	(2,986,858	) (1)	(6,277,661	) (1)

Increase (decrease) in net assets from capital stock transactions	(2,694,445)		(3,948,815)

NET ASSETS
Increase (decrease) during year	(4,158,942)		(9,394,033)
Beginning of year	28,761,067		38,155,100

End of year (including undistributed net investment income (loss) of $(34,049) and $70,503, respectively)	$24,602,125		$28,761,067

(1)Reflects redemption fees of $ - and $ 83, respectively.

See Notes to Financial Statements

STRATEGIC LATIN AMERICA FUND
STATEMENT OF CASH FLOWS
Year ended March 31, 2015

Increase (Decrease) in Cash
Cash flows from operation activities:
Net increase (decrease) in net assets from operations	$(1,389,086)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(98,926,153)
Proceeds from disposition of investment securities	103,530,819
Proceeds from short sales	45,883,339
Closed short transactions	(44,985,154)
Purchase of short-term securities	(72,090,811)
Proceeds from disposition of short-term securities	67,569,342
Decrease (increase) in deposits with brokers for securities sold short	(850,649)
Decrease (increase) in receivables for securities sold	2,106,512
Decrease (increase) in dividends and interest receivable	3,745
Decrease (increase) in prepaid assets	(578)
Increase (decrease) in payable for securities purchased	518,575
Increase (decrease) in accrued manangement fees	(9,616)
Increase (decrease) in other accrued expenese	(76,295)
Amortization	185,571
Unrealized appreciation on investments	1,496,488
Net realized gain from investments	(244,095)

Net cash provided by operating activities	2,721,954

Cash flows from financing activities:
Proceeds from shares sold	223,235
Payments on shares redeemed	(2,986,886)
Cash distributions paid	(6,733)

Net cash used in financing activities	(2,770,384)

Net increase (decrease) in cash	(48,430)

Cash:
Beginning balance	60,000

Ending balance	$11,570

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestment of dividend distributions	$68,678

See Notes to Financial Statements

STRATEGIC LATIN AMERICA FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

							For the period May 3, 2010*
	Year Ended March 31,						through March 31,

	2015	2014	2013		2012		2011

Net asset value, beginning of year	$8.23	$9.78	$10.00		$10.28		$10.00

Investment activities
Net investment income (loss) (1)	0.01	0.15	0.22		0.22		0.17
Net realized and unrealized gain (loss) on investments	(0.47)	(1.30)	0.18		(0.08)		0.64

Total from investment activities	(0.46)	(1.15)	0.40		0.14		0.81

Distributions
Net investment income	(0.02)	(0.18)	(0.36)		(0.05)		(0.12)
Net realized gain	-	(0.22)	(0.26)		(0.37)		(0.41)

Total distributions	(0.02)	(0.40)	(0.62)		(0.42)		(0.53)

Paid-in capital from redemption fees	-	-	-	(2)	-	(2)	-

Net asset value, end of year	$7.75	$8.23	$9.78		$10.00		$10.28

Total Return	(5.57%)	(11.75%)	4.08%		2.13%		8.11%	***
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.37%	2.32%	2.35%		2.35%		2.45%	**
Expenses, net of waiver including dividend and interest expnese	1.89%	1.83%	1.87%		1.80%		1.80%	**
Expenses, net of waiver (Note 2) and dividend and interest epense	1.80%	1.80%	1.80%		1.80%		1.80%	**
Net investment income (loss)	0.16%	1.79%	2.24%		2.29%		1.81%	**
Portfolio turnover rate	437.65%	176.00%	142.00%		317.00%		273.00%	***
Net assets, end of year (000’s)	$24,602	$28,761	$38,155		$27,787		$27,015

(1) Per share amounts calculated using the average share method.
(2) Less than $0.01 per share.
* Commencement of operations.
** Annualized
*** Not annualized
See Notes to Financial Statements

STRATEGIC LATIN AMERICA FUND
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2015

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

The Strategic Latin America Fund (the “Fund”) is a series of the World Funds Trust (the “Trust”) which was organized as a Delaware statutory trust and is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in May, 2010 as a series of Investment Managers Series Trust (“IMST”). On October, the Fund was reorganized from IMST into the Trust.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The investment objective of the Fund is to seek income and long-term capital appreciation.

Security Valuation

The Fund’s securities are valued at current market prices. Investments in securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the average of the bid and ask price on the valuation date. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund’s Board of Trustees. Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sales price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund’s officers in a manner specifically authorized by the Board of Trustees of the Fund. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated in U.S. dollars at the current exchange rate. Generally, trading in corporate bonds, U.S. government securities and money market instruments is

STRATEGIC LATIN AMERICA FUND
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2015 (continued)

substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to The Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

In accordance with GAAP, “Fair Value” is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

STRATEGIC LATIN AMERICA FUND
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2015 (continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2015:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Corporate Bonds	$-	$7,812,624	$-	$7,812,624
Common Stock	10,082,799	-	-	10,082,799
Exchange Traded
Funds	1,962,390	-	-	1,962,390
Call Option	1,800	-	-	1,800
Short term
Investment	6,302,292	-	-	6,302,292

	$18,349,281	$7,812,624	$-	$26,161,905

Put Option sold Short	$(22,650)	$-	$-	$(22,650)
Common Stock Sold Short	(195,600)	-	-	(195,600)

	$(218,250)	$-	$-	$(218,250)

Refer to the Fund’s Schedule of Investments for a listing of securities by security type and country.

There were no Level 3 investments held during the year ended March 31, 2015. During the year ended March 31, 2015, there were no transfers between Levels 1 and 2. The Fund recognizes transfers between levels at the end of the reporting period.

STRATEGIC LATIN AMERICA FUND
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2015 (continued)

Security Transactions and Income

Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

The Fund uses a major financial institution as its prime broker to process securities transactions and to provide custodial and other services. Any cash balances include amounts of “restricted cash” consisting of proceeds from securities sold, not yet purchased. Cash balances maintained in the custody of the prime broker bear interest based on the prime rate.

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

The Fund recognizes tax benefits on certain tax positions only where the position is “more likely than not” to be sustained assuming investigation from tax authorities. Management has reviewed the Fund’s tax positions for each of the open tax years (2012-2014) or expected to be taken in the Fund’s 2015 tax returns. The Fund has identified its major tax jurisdiction to be U.S. tax authorities. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

STRATEGIC LATIN AMERICA FUND
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2015 (continued)

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2015, such reclassifications decreased paid-in capital by $73,576, decreased accumulated net investment loss by $14,763 and decreased accumulated net realized loss by $58,813.

Currency Translation

The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. Currently, the Fund engages in selling securities short. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sell short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and cash securities deposited in a segregated account with the Fund’s custodian. The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. The Fund will realize a gain if there is a decline in price of the security between those dates where decline exceeds costs of the borrowing of the security and other transaction costs. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited in size. Until the Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Any realized gain will be decreased, and any realized loss increased by the amount of transaction costs. At March 31, 2015,

STRATEGIC LATIN AMERICA FUND
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2015 (continued)

the value of securities sold short amounted to $218,250 against which collateral of $6,406,160, comprised of $861,596 segregated cash and $5,544,564 securities was held. The collateral includes the deposits with brokers for securities sold short and certain long-term investments held long as shown in the Schedule of Investments. For the year ended March 31, 2015, such transaction costs reduced realized gain by $33,374.

Derivatives

The Fund has adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The Fund may use derivatives to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the Fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk and index risk.

The fair value of derivative instruments and whose primary underlying risk exposure is equity price risk at March 31, 2015 is as follows:

	Fair Value
Derivative	Asset Derivatives*	Liability Derivatives**
Purchased options	$1,800
Options sold short		$(22,650)
*Statement of Assets and Liabilities location: Investments
**Statement of Assets and Liabilities location: Put options sold short

STRATEGIC LATIN AMERICA FUND
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2015 (continued)

The effect of derivative instruments on the Statement of Operations and whose underlying risk exposure is equity price risk for the year ended March 31, 2015 is as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income*	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income**
Written Options	$ 34,252	$(7,002)
Purchased Options	141,553	(681)

*Statement of Operations location: Net realized gain (loss) on options written and Net realized gain (loss) on options.
**Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on options written and Net increase (decrease) in unrealized appreciation (depreciation) on options.

For the year ended March 31, 2015, the Fund had: long option contracts (3,362 contracts) were purchased and $154,679 in premiums were paid, written option contracts (1,035 contracts) were opened and $101,610 in premiums were received.

Options

The Fund may write or purchase options contracts primarily to enhance the Fund’s returns and reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has a realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

STRATEGIC LATIN AMERICA FUND
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2015 (continued)

The activity in options written during the year ended March 31, 2015 is as follows:

	Contracts	Premiums Received
Options outstanding beginning of year	-	$-
Options written	1,035	101,610
Options exercised	(500)	(48,388)
Options expired	(315)	(37,574)
Options closed	-	-

Options outstanding, end of year	170	$15,648

Line of Credit

The Fund has an uncommitted $4,000,000 line of credit with UMB Bank, n.a. Borrowings under this arrangement bear interest at the greater of the Federal Funds Rate plus 1.75% per annum or 2.00% per annum. There were no borrowing activities for the year ended March 31, 2015.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Advisor, Strategic Asset Management, Ltd (“SAM”) provides investment services for an annual fee of 1.10% of average daily net assets of the Fund. For the year ended March 31, 2015, SAM earned $307,789 and waived $135,621 in investment management fees.

SAM has contractually agreed to waive its fees and reimburse the Fund for expenses in order to limit operating expenses to 1.80% of daily average net assets. Fund operating expenses do not include interest, taxes, brokerage commissions, acquired fund fees and expenses, dividends on short sales and other expenditures capitalized in accordance with generally accepted accounting principles, and any other expenses not incurred in the ordinary course of the Fund’s business (“extraordinary expenses”).

SAM may be entitled to reimbursement of fees waived or expenses paid on behalf of the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or expenses paid on behalf of the Fund during any of the previous three years, less any reimbursement previously

STRATEGIC LATIN AMERICA FUND
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2015 (continued)

paid by the Fund to SAM with respect to any waivers, reductions, and payment made with respect to the Fund. The total amount of recoverable reimbursements as of March 31, 2015 was $422,442 and expires as follows:

2016	$139,403
2017	147,418
2018	135,621

$422,442

UMB Fund Services, Inc. (“UMBFS”) served as the Fund’s Transfer and Dividend Disbursing Agent and Co-Administrator for the period April 1, 2014 to October 31, 2014. Mutual Fund Administration Corporation (“MFAC”) served as the Fund’s other Co-Administrator for the period April 1, 2014 to October 31, 2014. IMST Distributors, LLC served as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares for the period April 1, 2014, 2014 to October 31, 2014. Certain trustees and officers of IMST are employees of UMBFS or MFAC. The Fund did not compensate trustees and officers affiliated with the Fund’s Co-Administrators. Cipperman & Co. served as Chief Compliance Officer (“CCO”) to IMST for the period April 1, 2014 to October 31, 2014.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees. The Plan provides that the Fund may pay a fee at an annual rate of up to 0.25% of average net assets of the Fund in consideration for distribution related services. For the period April 1, 2014 to October 31, 2014, this fee was payable to IMST. For the period November 1 to March 31, 2015, this fee was payable to the Advisor as Distribution Coordinator of the Fund. For the year ended March 31, 2015, there were $69,952 in 12b-1 expenses incurred.

FDCC acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s shares. FDCC received $4,725 for services relating to distribution for the period November 1, 2014 to March 31, 2015.

Commonwealth Shareholder Services, Inc. (“CSS”), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS receives an asset-based fee, based on the Fund’s average daily net assets. CSS earned $12,918 for its services for the period November 1, 2014 to March 31, 2015.

Commonwealth Fund Services, Inc. (“CFSI”) is the Fund’s Transfer and Dividend Disbursing Agent. CFSI earned $6,208 for its services for the period November 1, 2014 to March 31, 2015.

STRATEGIC LATIN AMERICA FUND
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2015 (continued)

Certain officers and/or an interested trustee of the Fund are also officers and/or directors of FDCC, CSS and CFSI. The Law Offices of John H. Lively and Associates, Inc., a member of The 1940 Act Law GroupTM, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the owner of the Law Offices of John H. Lively and Associates, Inc., and Cynthia D. Baughman, Assistant Secretary of the trust, is counsel with The Law Offices of John H. Lively and Associates, Inc. Mr. Lively and Ms. Baughman receive no special compensation from the Trust or the Fund for serving as an officer of the Trust.

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from sales of securities other than short-term notes for the year ended March 31, 2015, were $99,080,833 and $103,532,691, respectively. These amounts do not include purchases of $45,883,339 to cover short sales and proceeds of $44,985,154 from sales of short securities.

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences primarily result from different treatments of post-October capital losses.

The tax character of the distributions paid during the year ended March 31, 2015 and the year ended March 31, 2014 was as follows:

	Year ended March 31, 2014	Year ended March 31, 2015

Distributions paid from Ordinary income	$75,411	$1,211,509
Realized gain	-	144,890

Total	$75,411	$1,356,399

As of March 31, 2015, the components of distributable earnings on a tax basis were as follows:

Other accumulated gain (loss)	$(2,369,595)
Unrealized appreciation (depreciation) of investments and foreign currency transactions	(5,219,866)

$ (7,589,461)

STRATEGIC LATIN AMERICA FUND
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2015 (continued)

Under the Regulated Investment Company Modernization Act of 2010 (“2010 Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and / or long-term losses. Under the laws in effect prior to the 2010 Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the 2010 Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As of March 31, 2015, the Fund has a long term capital loss carryforward of $1,466,964 available to offset future capital gains, if any, and carried forward indefinitely. To the extent that this carryforward is used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

For tax purposes, the Fund had a current year post October loss of $868,582 and a post October currency loss of $34,049. These losses will be recognized for tax purposes on the first business day of the Fund’s next fiscal year, April 1, 2015.

As of March 31, 2015, cost for Federal Income tax purpose is $31,162,262 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$68,806
Gross unrealized depreciation	(5,287,513)

Net unrealized depreciation on investments	$(5,218,707)

NOTE 5 – CAPITAL STOCK TRANSACTIONS

	Investor Class Shares Year ended March 31, 2015
	Shares	Value
Shares sold	26,208	$223,735
Shares reinvested	8,335	68,678
Shares redeemed	(353,937)	(2,986,858)

Net increase (decrease)	(319,394)	$(2,694,445)

	Investor Class Shares Year ended March 31, 2014
	Shares	Value
Shares sold	125,919	$1,124,122
Shares reinvested	147,277	1,204,724
Shares redeemed	(678,915)	(6,277,661)

Net increase (decrease)	(405,719)	$(3,948,815)

STRATEGIC LATIN AMERICA FUND
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2015 (continued)

NOTE 6 – SPECIAL SHAREHOLDER MEETING

On October 10, 2014, a special meeting of the shareholders of the Strategic Latin America Fund was held for the purpose of considering the approval of a non-taxable reorganization of the Fund into a newly created series of another investment company, the World Funds Trust. The reorganization was approved by the shareholders of the Fund and the closing of the reorganization took place on October 31, 2014 based on the following results:

Total Outstanding Shares:	3,461,617
Total Shares Voted:	3,041,176
Voted For:	3,040,783
Voted Against:	393
Abstained:	0

NOTE 7 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
World Funds Trust

We have audited the accompanying statement of assets and liabilities of the Strategic Latin America Fund (the “Fund”), a series of World Funds Trust, including the schedule of investments, as of March 31, 2015, and the related statement of operations and statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 3, 2010 (commencement of operations) through March 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Strategic Latin America Fund as of March 31, 2015, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and the period March 3, 2010 to March 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
June 1, 2015

SUPPLEMENTAL INFORMATION (unaudited)
World Funds Trust (the “Trust”)

Information pertaining to the trustees and officers of the Trust is set forth below. The names, addresses and birth years of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment advisor and the principal underwriter, and officers of the Trust, are noted with an asterisk (*). The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, (800) 673-0550.

Name, Address and Age	Positions(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Interested Trustees
John Pasco III* 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 70	Trustee	Indefinite, Since June 2010	President,Treasurer and Director of Commonwealth Shareholder Services, Inc. (“CSS”), the Trust’s Administrator; President and Director of First Dominion Capital Corp. (“FDCC”), the Trust’s underwriter; President and Director of Commonwealth Fund Services, Inc (“CFSI”), the Trust’s Transfer and Disbursing Agent and President and Director of Commonwealth Fund Accounting, Inc. (“CFA”), which provides bookkeeping services to the Trust. Mr. Pasco is a certified public accountant.	13	The World Funds, Inc.; American Growth Fund, Inc.
Mr. Pasco is an “interested trustee”, as that term is defined in the 1940 Act, because of his positions with and financial interests in CSS, CFSI, CFA and FDCC.

Name, Address and Age	Positions(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Non-Interested Trustees
David J. Urban 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 60	Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since June 2013; Virginia Commonwealth University, Professor of Education from 1989 to 2013.	13	None
Mary Lou H. Ivey 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 57	Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., accounting firm, since 2008; Accountant, Wildes, Stevens & Brackens & Co., accounting firm, from 2007 to 2008; Accountant, Martin, Dolan & Holton, Ltd., accounting firm, from1997 to 2007.	13	None
Theo H. Pitt, Jr. 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 79	Trustee	Indefinite; Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 and Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) 2003 to 2008.	13	Independent Trustee of Gardner Lewis Investment Trust for the two series of that trust; Vertical Capital Investors Trust for the two series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; and

Name, Address and Age	Positions(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Starboard Investment Trust for the 28 series of that trust; (all registered investment companies).
Officers who are not Trustees
Karen M. Shupe 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 51	Treasurer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Companies, since 2003.	N/A	N/A
David Bogaert 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 51	Vice President	Indefinite, Since November 2013	Managing Director of Business Development, Commonwealth Companies, October 2013 – present; Senior Vice President of Business Development and other positions for Huntington Asset Services, Inc. from 1986 to 2013.	N/A	N/A
John H. Lively 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 46	Secretary	Indefinite, Since November 2013	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010.	N/A	N/A

Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number Of Funds In Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During the Past Five Years
Cynthia D. Baughman 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 46	Assistant Secretary	Indefinite, Since November 2013	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), July 2011 to present; Associate, Investment Law Group, LLP (law firm) (May 2009 – June 2011); Associate, Dechert, LLP (law firm) (Oct. 1999 – Feb. 2009).	N/A	N/A
Julian G. Winters 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 46	Chief Compliance Officer	Indefinite, Since August 2013 with respect to DGHM funds and since 2014 for other WFT Funds.	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	N/A	N/A

SUPPLEMENTAL INFORMATION (unaudited)
World Funds Trust (the “Trust”)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-637-0550 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 available on or through the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available, without charge and upon request, by calling 1-800-637-0550 or on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held on May 16, 2014, the Board of Trustees (the “Board”) considered the initial approval of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Strategic Asset Management, Ltd. (“Strategic” or “Adviser”) in regard to the Strategic Latin America Fund (the “Fund”).

Counsel reviewed with the Board a memorandum from Counsel and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement. A copy of this memorandum was circulated to the Trustees in advance of the meeting. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) the Adviser’s practices regarding possible conflicts of interest.

The Board discussed the arrangements between Strategic and the Trust with respect to the Fund. The Board reflected on its discussions regarding the Advisory Agreement, the expense limitation agreement and the manner in which the Fund was to be managed (as well as the manner in which the Strategic Latin America

SUPPLEMENTAL INFORMATION (unaudited)
World Funds Trust (the “Trust”) (continued)

Fund, as a series of an investment company) was being managed (the “Predecessor Strategic Fund”). The Board reflected on its discussions with a representative from Strategic earlier in the meeting. Counsel referred the Board to the Board Materials, which included, among other things, a memorandum from Counsel addressing the duties of Trustees regarding the approval of the proposed Advisory Agreement, a letter from Counsel to Strategic and Strategic’s responses to that letter, a copy of Strategic’s financial information, a fee comparison analysis for the Fund and comparable mutual funds, and the Advisory Agreement and Expense Limitation Agreement. Counsel reviewed with the Board the memorandum from Counsel and the proposed Advisory Agreement and Expense Limitation Agreement. Counsel outlined the various factors the Board should consider in deciding whether to approve the Advisory Agreement

In deciding whether to approve the agreement, the Trustees considered numerous factors, including:

The nature, extent, and quality of the services to be provided by Strategic.

In this regard, the Board considered the responsibilities Strategic would have under the Advisory Agreement. The Board reviewed the services to be provided by Strategic to the Fund including, without limitation: Strategic’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its coordination of services for the Fund among the Fund’s service providers, and the anticipated efforts to promote the Fund, grow its assets, and assist in the distribution of Fund shares. The Board also considered the services provided by Strategic to the Predecessor Strategic Fund. The Board considered: Strategic’s staffing, personnel, and methods of operating; the education and experience of Strategic’s personnel, noting that Strategic is currently adding to its personnel; and Strategic’s compliance program, policies, and procedures. After reviewing the foregoing and further information from Strategic (e.g., Strategic’s compliance program), the Board concluded that the quality, extent, and nature of the services to be provided by Strategic was satisfactory and adequate for the Fund.

Investment Performance of the Fund and Strategic.

The Board noted that while the Fund had not yet commenced operations and no performance information was available, the Trustees considered the performance of the Predecessor Strategic Fund was relevant. They compared the performance of the Predecessor Strategic Fund for various periods during the Fund’s existence with the performance of its peer group category. It was noted that Strategic was actively trying to re-categorize the Fund with Morningstar and that it did not believe the Fund’s categorization initially as “World Allocation” and later as “Tactical Allocation” were appropriate given the portfolio holdings of the Fund. It was noted that Lipper ranked the Fund in its “Latin America” category which Strategic felt was appropriate. The Board compared the performance of the Fund

SUPPLEMENTAL INFORMATION (unaudited)
World Funds Trust (the “Trust”)

as versus the Lipper Latin America category and the Fund’s performance over the short term slightly lagged the category average, but its performance over the longer term outperformed the category average. The Board also reviewed the Fund’s performance in its current Tactical Allocation category noting that it performed well as compared to its peers over the short term, but not the longer term and noting also Strategic’s reasoning that such category comparisons may not be most appropriate given the Fund’s portfolio holdings. Based on these considerations, the Board concluded that the performance of the Fund (i.e., the Predecessor Strategic Fund) was satisfactory.

The costs of the services to be provided and profits to be realized by Strategic from the relationship with the Fund.

In considering the costs of the services to be provided and profits to be realized by Strategic and its affiliates from the relationship with the Fund, the Trustees considered Strategic’s staffing, personnel, and methods of operating; the financial condition of Strategic and the level of commitment to the Fund by Strategic and its principals; and the expected asset levels of the Fund. The Trustees considered financial statements of Strategic and discussed the financial stability and productivity of the firm. The Trustees noted the representations at the Meeting from the representatives of Strategic that Strategic was not profitable and that it relied on the support of related third party. The Trustees considered the fees and expenses of the Fund and those of the Predecessor Strategic Fund (including the management fee) relative to other funds comparable in terms of the type of fund, the nature of its investment strategy, its style of investment management, and its size, among other factors. It was noted that while the current expense ratio for the Fund was slightly higher than the category average it was well within the range of expenses. The Trustees noted that following the reorganization of the Fund into the Trust, it was anticipated that Strategic would benefit from the lower expense structure offered by the service providers to the Trust and therefore Strategic would realize more of its management fees after taking into account the expense limitation agreement (that is, Strategic would realize more income and possible profits as a result of the reorganization alone). Following this analysis and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Strategic by the Fund were fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

In this regard, the Board considered the Fund’s fee arrangements with Strategic. The Trustees determined that although the management fee would stay the same as asset levels increased, the shareholders of the Fund would benefit from the expense limitation arrangement in place for the Fund. The Trustees also noted that the Fund would benefit from economies of scale under its agreements with some of its service providers other than Strategic. Following further discussion of the Fund’s asset levels, expectations for growth, and levels of fees, the Board

SUPPLEMENTAL INFORMATION (unaudited)
World Funds Trust (the “Trust”) (continued)

determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable and that the expense limitation arrangement provided potential savings or protection for the benefit of the Fund investors.

Possible conflicts of interest and benefits derived by Strategic.

In considering Strategic’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory and compliance personnel assigned to the Fund; the fact that Strategic does not manage any other client accounts other than the Fund; the fact that Strategic currently does not utilize soft dollars; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of Strategic’s code of ethics. Based on the foregoing, the Board determined that the Strategic’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory. It was noted that Strategic indicated a benefit it derived from its management of the Fund, other than receipt of advisory fees, would potentially be exposure to the U.S. markets, research and access to different tools and other items from managing the Fund to which it may not otherwise have access.
After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined that the compensation payable under the Advisory Agreement was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they resolved to approve the Advisory Agreement for an initial two-year term. nature, extent, and quality of the services to be provided by the Adviser.

In this regard, the Board considered the responsibilities the Adviser would have under the Agreement. The Board reviewed the services to be provided by the Adviser to the New Series including, without limitation: the Adviser’s procedures for formulating investment recommendations and assuring compliance with the New Series’ investment objectives and limitations; its coordination of services for the New Series among the New Series’ service providers, and the anticipated efforts to promote the New Series, grow its assets, and assist in the distribution of New Series shares. The Board considered: the Adviser’s staffing, personnel, and methods of operating; the education and experience of the Adviser’s personnel; and the Adviser’s compliance program, policies, and procedures. After reviewing the foregoing and further information from the Adviser (e.g., the Adviser’s compliance programs), the Board concluded that the quality, extent, and nature of the services to be provided by the Adviser were satisfactory and adequate for the New Series.

SUPPLEMENTAL INFORMATION (unaudited)
World Funds Trust (the “Trust”) (continued)

Investment Performance of the New Series and the Adviser.

The Board noted that the New Series had not commenced operations and no investment performance information was available. The Board noted that the New Series would be the Adviser’s only client.

The costs of the services to be provided and profits to be realized by the Adviser from the relationship with the New Series.

In this regard, the Board considered: the financial condition of the Adviser and the level of commitment to the New Series and the Adviser by the principals of the Adviser; the projected asset levels of the New Series; the Adviser’s payment of startup costs for the New Series, including the loan obtained by one of the principals of the Adviser in his personal capacity to support the operations of the Adviser. The Board also considered potential benefits for the Adviser in managing the New Series. The Board compared the expected fees and expenses of the New Series (including the management fee) to other funds comparable to the New Series in terms of the type of fund, the style of investment management, and the anticipated size of fund, among other factors. The Board noted that while the contractual management rate was not the highest amongst its peers, it was among the highest within its peer group and was approximately 40 basis points above the peer group average. The Board noted that due to the investment strategy of the New Series and its focus on securities of Virginia issuers it may make it difficult to compare the proposed fee to those of other funds. Nonetheless, the Board determined that the New Series’ overall anticipated expense ratio, in light of the contractual Expense Limitation Agreement, was generally comparable to those of similar funds, and under the Expense Limitation Agreement the Adviser would waive part of its fee (and reimburse expenses) until assets of the New Series grow. The Board also noted that the management fee is subject to breakpoints that would become effective once assets of the New Series reach certain levels. Following this analysis and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by the New Series were fair and reasonable.

The extent to which economies of scale would be realized as the New Series grows and whether advisory fee levels reflect these economies of scale for the benefit of the New Series’ investors.

In this regard, the Board considered the New Series’ fee arrangements with the Adviser. The Board noted that the management fee included breakpoints that would decrease the fee as asset levels increased. It also noted that the shareholders of the New Series would benefit from the Expense Limitation Agreement until the New Series’ expenses fell below the expense cap. The Board also noted that the New Series would benefit from economies of scale under the arrangements with the Trust’s service providers other than the Adviser. Following further discussion

SUPPLEMENTAL INFORMATION (unaudited)
World Funds Trust (the “Trust”) (continued)

of the New Series’ projected asset levels, expectations for growth, and levels of fees, the Board determined that the New Series’ fee arrangements with the Adviser were fair and reasonable and reasonable in relation to the nature and quality of the services to be provided by the Adviser.

Possible conflicts of interest and benefits derived by the Adviser.

In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the New Series; the basis of decisions to buy or sell securities for the New Series; the substance and administration of the Adviser’s code of ethics and other relevant policies described in the Adviser’s Form ADV. It was noted that the Adviser does not manage other accounts and the new Series would be the Adviser’s only client. Following further consideration and discussion, the Board indicated that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory. The Trustees observed that the Adviser would experience limited benefits (other than its direct compensation) as a result of its relationship with the New Series but may benefit from certain publicity relating to the New Series.

Based upon all of the foregoing considerations, the Board, including a majority of the Independent Trustees, voting separately, unanimously approved the Agreement for an initial two-year period from May 31, 2013 until May 31, 2015 under the terms and for the compensation described therein.

STRATEGIC LATIN AMERICA FUND
FUND EXPENSES (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A shares or fees on certain redemptions made within 60 days of purchase of Class A shares and (2) ongoing costs, including management fees, distribution (12b-1)) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the six months, October 1, 2014, and held for the six months ended March 31, 2015.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six months” to estimate the expenses you paid on your account during this six months.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the six months. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

STRATEGIC LATIN AMERICA FUND
FUND EXPENSES (unaudited) (continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as sales charges (loads) or deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A Shares	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During Six months October 1, 2014 through March 31, 2015
Actual	$1,000	$907.30	$8.56
Hypothetical (5% return before expenses)	$1,000	$1,016.00	$9.05

* - Expenses are equal to the Fund’s annualized expense ratio of 1.80% multiplied by the average account value for the six months, multiplied by 182 in the most recent fiscal half year divided by 365 days in the current year.

Investment Advisor:

Strategic Asset Management, Ltd.
Calle Ayacucho No. 277
La Paz, Bolivia

Distributor:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

Tait, Weller and Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Transfer Agent:

For more information, wire purchase or redemptions, call or write to Toreador International Fund’s Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

Legal Counsel:

The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law Group TM
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

Custodian:

UMB Bank
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

More Information:

For 24 hours, 7 days a week price information, and for information on any series of World Funds Trust investment plans, and other shareholder services, call Commonwealth Shareholder Service at (800) 673-0550 Toll Free.

ITEM 2.           CODE OF ETHICS

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

A copy of the registrant’s Code of Ethics is filed herewith.

ITEM 3.           AUDIT COMMITTEE FINANCIAL EXPERT

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.           PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $16,000 for 2015 and $14,250 for 2014.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2014.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 for 2015 and $2,500 for 2014.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2015 and $0 for 2014.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant. The Audit Committee also pre-approves any non-audit services provided by the registrant’s principal accountant to the Strategic Latin America Fund.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	NA

(c)	0%

(d)	NA

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2015 and $0 for 2014.

(h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant’s investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.           AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.           SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of the Form.

ITEM 7.           DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.           PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.           PURCHASES OF EQUITY SECURITIES BY CLOSED-ENDMANAGEMENT INVESTMENT COMPANY AND AFFILIATEDPURCHASERS.

Not applicable.

ITEM 10.           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.           CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.           EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: World Funds Trust

By (Signature and Title)*:	/s/ John Pasco, III

John Pasco, III
Chief Executive Officer
(principal executive officer)

Date: June 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ John Pasco, III

John Pasco, III
Chief Executive Officer
(principal executive officer)

Date: June 8, 2015

By (Signature and Title)*:	/s/ Karen Shupe

Karen Shupe
Chief Financial Officer
(principal financial officer)

Date: June 8, 2015

* Print the name and title of each signing officer under his or her signature.